                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of report: March 27, 2001
                       (Date of earliest event reported)

                                    1-10711
                                    -------
                             (Commission File No.)



                          Sizzler International, Inc.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)



                 Delaware                                    95-4307254
                 --------                                    ----------
(State or other jurisdiction of incorporation)      (IRS Employer Identification
                                                                Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

       On March 27, 2001, the Company issued a press release announcing the resignation of Thomas E. Metzger, the President and CEO of Sizzler USA, which press release is filed with this report.

        On April 18, 2001, the Company issued a press release unveiling the new name for Oscar's restaurants - Pat & Oscar's, and announcing the opening of the eleventh Pat and Oscar's restaurant, which press release is filed with this report.

        On May 7, 2001, the Company issued a press release announcing the appointment of Kenneth Cole to President and Chief Executive Officer of Sizzler USA, which press release is filed with this report.

        On May 10, 2001, the Company issued a press release announcing the authorization to repurchase up to an additional 500,000 shares of Sizzler outstanding common stock.

        On June 19, 2001, the Company issued a press release announcing the fourth quarter and year-end results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
-----------              -----------
99.1                     Press Release dated March 27, 2001.
99.2                     Press Release dated April 18, 2001.
99.3                     Press Release dated May 7, 2001.
99.4                     Press Release dated May 10, 2001.
99.5                     Press Release dated June 19, 2001.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            Sizzler International, Inc.


                                            By:  /s/ A. Keith Wall
                                            ------------------------------
                                            Name:  A. Keith Wall
                                            Title: President and CEO